UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2021

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2021.
The number one topic in the markets these days is inflation. While there are several economic indicators that track the prices of goods and services in the U.S. over time, perhaps the most quoted is the Consumer Price Index (“CPI”). The reason why inflation is back in the news is because we have witnessed a short-term spike that is likely a byproduct of the fallout (bottlenecks in the global supply chain) from the coronavirus (“COVID-19”) pandemic, which is a fancy way of saying companies are having a hard time getting all of the materials and parts needed to manufacture their products. Shipping delays have also contributed to companies’ struggles to obtain materials and parts. The trailing 12-month CPI-Headline inflation rate stood at 5.0% in May 2021, according to the Bureau of Labor Statistics. For comparative purposes, the CPI averaged 1.3% and 1.8%, in 2018 and 2019, respectively. The Federal Reserve’s (the “Fed”) take on inflation is that it will ease moving forward as the so-called bottlenecks abate during the reopening of the global economy. The Fed’s buzzword for this type of inflation spike is “transitory.” Many economists and pundits do not agree with the Fed’s take on inflation and believe it is here to stay for the foreseeable future. We shall see.
The trepidation over rising inflation stems mostly from how the capital markets (debt and equity) react to it. Some areas of the economy are going to be more sensitive to higher inflation levels than others. Companies with the ability to raise prices on their goods and services have a distinct advantage, in our view. For most companies these days, that is easier said than done without negatively impacting sales, in our opinion. Investors need to monitor bond yields, particularly the benchmark 10-Year Treasury Note. If it begins to rise along with inflation, which to date it has not (it appears investors are buying the Fed’s transitory theory at this point), other fixed-income securities, such as corporate and municipal bonds, will likely experience the same, and that tends to translate into lower bond prices. Keep in mind that some debt, such as leveraged loans (corporate) and other floating-rate securities, do offer a diversification alternative to fixed-income securities.
We need to get people back to work. U.S. job openings totaled 9.29 million as of April 30, 2021. There is an ongoing debate about why so many Americans are opting for government benefits over taking a position in the workplace. Simply put, some are making more money than in their previous jobs. We do acknowledge that there could be other reasons, such as childcare. Many of you are probably aware that the federal government boosted the payout to millions of people receiving unemployment checks by $300 per week back in March of this year. It was a part of the Biden Administration’s $1.9 trillion aid package. The additional benefits are scheduled to expire on September 6, 2021. What you may not know is that some 25 Republican governors have opted to stop passing along the $300 per week benefits to their unemployed workers as of early June. That could impact around four million people in those states. Hopefully, this will help motivate at least some people to secure a job, help make the U.S. economy more productive and get off the government dole.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead, in our opinion. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$10.00
Common Share Net Asset Value (“NAV”)	$10.45
Premium (Discount) to NAV	(4.31)%
Net Assets Applicable to Common Shares	$89,344,133
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	8.00%
Current Distribution Rate on NAV(2)	7.66%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/21	1 Year Ended 5/31/21	5 Years Ended 5/31/21	10 Years Ended 5/31/21	Inception (3/25/04) to 5/31/21
Fund Performance(3)
NAV	14.77%	23.04%	4.39%	4.63%	6.72%
Market Value	27.11%	37.94%	5.67%	4.91%	6.16%
Index Performance
S&P 500® Utilities Total Return Index	5.47%	12.95%	9.55%	10.81%	10.04%

Industry Classification	% of Total Investments
Electric Utilities	27.7%
Oil, Gas & Consumable Fuels	22.0
Water Utilities	13.6
Multi-Utilities	10.0
Gas Utilities	4.9
Diversified Telecommunication Services	3.8
Media	3.3
Wireless Telecommunication Services	2.6
Transportation Infrastructure	2.4
Independent Power & Renewable Electricity Producers	2.3
Road & Rail	1.9
Health Care Providers & Services	1.5
Airlines	1.2
Electrical Equipment	0.7
Commercial Services & Supplies	0.6
Building Products	0.6
Construction & Engineering	0.5
Food & Staples Retailing	0.2
Chemicals	0.2
Total	100.0%

Top 10 Issuers	% of Total Investments
Severn Trent PLC	7.0%
National Grid PLC	6.8
Enterprise Products Partners, L.P.	5.4
Enbridge, Inc.	5.2
CLP Holdings, Ltd.	4.7
Spark Infrastructure Group	4.7
United Utilities Group PLC	4.5
TC Energy Corp.	4.4
Eversource Energy	3.8
Terna Rete Elettrica Nazionale S.p.A	3.3
Total	49.8%

Country Allocation	% of Total Investments
United States	43.3%
United Kingdom	20.4
Canada	14.6
Australia	9.2
Italy	6.3
Hong Kong	4.7
Japan	1.0
Luxembourg	0.5
Total	100.0%
(1)	Most recent distribution paid or declared through 5/31/2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited (“Macquarie”).
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $1.98 billion of assets as of May 31, 2021, which includes the Fund. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $1 billion of assets as of May 31, 2021, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and, are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Financial markets ended a tumultuous 2020 with the expectation that the new year will be a pathway to returning to normality. The markets rallied in December 2020 on the prospects and ultimate agreement of another tranche of coronavirus (“COVID-19”) stimulus. COVID-19 vaccine emergency use approvals from the Food and Drug Administration aided market sentiment even as daily infection rates, hospitalizations, and deaths hit highs. Economic data continued to be mixed but showed continued progress on the employment front. December 2020 also ushered in another round of equity initial public offerings that were well received by Wall Street. The United Kingdom (“UK”) and the European Union (“EU”) also finally announced that they had come to a post-Brexit trade agreement, which prompted European stocks higher.
The vaccine announcements raised hopes for higher economic growth as well as a return for travel and leisure, lifting cyclical areas of the market and the more economically sensitive user demand infrastructure assets. Utilities with exposure to the renewable sector continued their strong performance, while the energy sector saw a meaningful rebound.
Towards the end of the six-month period ended May 31, 2021 we saw the ongoing vaccine rollout allowing many economies to gradually reopen, which in combination with sizeable fiscal support – particularly in the UK and U.S. – is supporting a big bounce in economic activity. Nevertheless, markets were constrained by concerns that upside data surprises may result in more persistent inflation, which could force central banks to bring about a premature end to the growth rebound.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2021 (Unaudited)
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return1 for the six-month period ended May 31, 2021 was 14.77%, outperforming the 5.47% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were a number of factors driving the Core Component’s contribution to the Fund’s NAV total return during the period.
The largest positive contributor to absolute performance was the Fund’s exposure to energy infrastructure. The stocks in the sector saw a meaningful rebound in line with other gross domestic product-sensitive user demand infrastructure assets. The Water utility sector was another strong positive contributor to performance relative to the broader infrastructure sector. UK water utilities, Pennon Group, United Utilities and Severn Trent, all performed strongly during the same period.
Stocks in the Rail/Other transportation and Electricity Transmissions sectors also contributed meaningfully to the Fund’s performance.
The Toll Roads sector was the largest detractor from absolute performance led by Italian toll road company Vinci.
Portfolio Composition – Core Component
As of May 31, 2021, the Fund’s Core Component was well diversified across 21 positions in global infrastructure stocks, representing 7 countries and 8 sectors. During the six-month period ended May 31, 2021, the main increases in the Fund’s weightings were in the Toll Roads and Water sectors, while the weightings in the Pipelines and Rail/Other transportation sectors were reduced. Sector changes were driven by bottom-up stock selection during the same period.
Performance Analysis – Senior Secured Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/ LSTA Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- vs. the average LSTA Index loan rating between B+ and BB-.
The LSTA Index returned 4.3% in the six-month period ended May 31, 2021 as the U.S. recovery from the COVID-19 pandemic continued to drive capital markets. The lowest rated loans outperformed during the period, with BB-rated loans generating a total return of 2.6% versus 4.2% for single B-rated loans and 11.5% for CCC-rated loans.
The Senior Loan component underperformed the LSTA Index by returning 3.2% during the same period. This total return did outperform the BB-rated sector of the LSTA Index, however. The use of leverage within the Fund was accretive to performance during the period. Some of the Fund’s more cyclical holdings outperformed during the same period, such as United Airlines and energy issuer Crestwood Holdings. Likewise, the Fund’s more defensive issuers, such as Calpine Corp. and Buckeye Partners, detracted from performance during the same period.
Loan market technicals were positive during the same period, as approximately $24 billion of retail inflows combined with $76 billion of CLO issuance.
While fundamentals were volatile in 2020, signs of improvement emerged in the back half of the year and continued into 2021. On the back of the damage caused by global lockdowns and months-long closures of nonessential businesses, public companies within the LSTA Index reported a 23% average year-over-year decline in the Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) in the second quarter of 2020, followed by a shallower, but sill negative, 1% year-over-year decline in the third quarter of 2020. EBITDA growth turned positive in the fourth quarter of 2020, however, as loan issuers grew EBITDA by 5% during the last three months of 2020. Additionally, the LSTA Index default rate fell to 1.7% through the end of May, which is the lowest the default rate has been since December 2019.
Outlook and Strategy
On a forward-looking basis, we expect fundamentals to continue to improve in general, but we believe that credit selection will be critical to navigating an environment where there will be winners and losers. Expectations are for 2-3% default rates over the next 12 months and we are positioning the portfolio accordingly. By credit quality, we prefer the single B-rated quality sector, with a
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2021 (Unaudited)
preference for more economically defensive industries. However, we have also been adding exposure to selective cyclical companies that we believe will benefit from a vaccine-driven reopening of the economy. This approach to positioning allows an investor to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.
Performance Relative to the Index
The S&P 500® Utilities Total Return Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to the Index was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.
Distributions
During the six-month period ended May 31, 2021, the Fund announced two regularly scheduled quarterly distributions, the first and second both at $0.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation ) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
Market and Fund Outlook
In our opinion, the economic outlook for the second half of the year looks bright, particularly for those countries which are far along in their vaccine rollouts. As more countries step up efforts to vaccinate their populations, we believe the economic recovery should broaden out. The concern for markets has been in understanding how central banks will react to potential further upside surprises on economic growth. Investors are particularly worried that if inflation does prove to be persistent rather than temporary, then central banks might have to raise interest rates quickly to slow down an economy that is running too hot. This concern has created some market volatility over the short term. Over the medium to long term we believe we will continue to see long term positive structural thematic within the listed Infrastructure space.
New Clean Technology: We continue to observe considerable research efforts globally towards carbon elimination from our economies. Hydrogen has re-emerged as a leading contender to help reduce carbon emissions, especially from energy intensive applications such as transport and heavy industry. A technically feasible, although currently expensive process, involves the use of renewable power such as wind or solar to produce hydrogen through electrolysis, which could be transported through repurposed gas transmission networks or ships to end users. When burnt or passed through a fuel cell, hydrogen generates water as a by-product. The infrastructure sector may be a key beneficiary of a transition towards hydrogen over the next two decades or more. Existing gas infrastructure can be, in some cases, repurposed to transport up to 100% hydrogen. Demand for electricity for hydrogen production may see an increase in renewables, as well as networks to transport the hydrogen. Infrastructure owners and operators with experience in natural gas liquefaction may benefit from a transition towards hydrogen liquefaction.
Infrastructure Spending as Stimulus: The recession caused by COVID-19 has required extraordinary fiscal and monetary stimulus. Certain governments around the world, particularly in Europe, have seen the opportunity to invest further in economies through “green investment” to support jobs, reduce the carbon intensity of communities, and deliver economic growth. These programs are speeding up the trends that have been underway for some time. For example, the EU has committed to spending 750 billion Euros on the “Green Deal” that aims to stimulate green investments. We believe listed infrastructure companies stand to benefit from increased regulated capital expenditure in electricity networks and renewable power generation.
We continue to believe that a thoughtful active management approach is required in the current environment. We believe that a vigilant and continuous assessment of the opportunity set across our global research platform offers opportunities to take advantage of market dislocations and achieve attractive risk-adjusted returns for our clients.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2021 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) – 81.9%
	Australia – 11.5%
2,450,297	AusNet Services Ltd. (b)	$3,315,079
3,114,559	Spark Infrastructure Group (b)	5,234,210
156,912	Transurban Group (b)	1,681,392
		10,230,681
	Canada – 18.0%
151,087	Enbridge, Inc. (b)	5,811,856
141,150	Hydro One Ltd. (b) (c) (d)	3,591,698
56,113	Pembina Pipeline Corp. (b)	1,813,843
95,935	TC Energy Corp. (b)	4,900,583
		16,117,980
	Hong Kong – 5.9%
508,000	CLP Holdings, Ltd. (b)	5,239,779
	Italy – 7.9%
220,601	Enav S.p.A. (b) (c) (d) (e)	1,027,625
395,661	Snam S.p.A. (b)	2,330,421
478,379	Terna S.p.A (b)	3,657,663
		7,015,709
	Japan – 1.2%
18,600	West Japan Railway Co. (b)	1,067,381
	United Kingdom – 25.3%
566,468	National Grid PLC (b)	7,550,258
157,184	Pennon Group PLC (b)	2,357,825
222,756	Severn Trent PLC (b)	7,754,526
355,985	United Utilities Group PLC (b)	4,969,109
		22,631,718
	United States – 12.1%
52,505	Eversource Energy (b)	4,262,881
166,018	Kinder Morgan, Inc. (b)	3,044,770
15,147	Sempra Energy (b)	2,052,267
10,982	Sempra Energy (MXN)	1,488,800
		10,848,718
	Total Common Stocks	73,151,966
	(Cost $64,674,690)
MASTER LIMITED PARTNERSHIPS (a) – 9.8%
	United States – 9.8%
253,421	Enterprise Products Partners, L.P. (b)	5,983,270
56,713	Magellan Midstream Partners, L.P. (b)	2,795,384
	Total Master Limited Partnerships	8,778,654
	(Cost $6,717,004)

Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 32.3%
	Luxembourg – 0.6%
$495,000	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	12/12/26	495,247

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2021 (Unaudited)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States – 31.7%
$804,692	Array Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor	3.75%	10/14/27	$793,128
1,243,209	Astoria Energy LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	12/10/27	1,243,209
250,000	BW Gas & Convenience Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	4.00%	03/31/28	250,313
718,144	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.09%	01/15/25	710,604
1,173,048	Calpine Corp., Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	2.60%	12/16/27	1,166,866
685,765	Calpine Corp., Term Loan B9, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.12%	04/01/26	677,625
248,111	Charter Communications Operating LLC, Term Loan B2, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.85%	02/01/27	246,677
928,206	Consolidated Communications, Inc., Term Loan B1, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	10/02/27	928,373
715,729	Core & Main L.P., Initial Term Loan, 3 Mo. LIBOR + 2.75%, 1.00% Floor	3.75%	08/01/24	714,161
1,359,856	CSC Holdings LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	2.35%	07/17/25	1,343,198
681,564	Cumulus Media New Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	03/31/26	679,860
1,657,559	EFS Cogen Holdings I LLC, Term Loan B Advance, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.50%	10/01/27	1,652,636
467,500	EW Scripps (The) Co., Term Loan B-3, 1 Mo. LIBOR + 3.00%, 0.75% Floor	3.75%	01/07/28	467,631
1,475,000	Frontier Communications Holdings LLC, Term Loan B-Exit, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	10/08/27	1,472,419
996,855	Genesee & Wyoming, Inc., Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	2.20%	12/30/26	992,209
748,125	Global Medical Response, Inc., Term Loan B, 1 Mo. LIBOR + 4.75%, 1.00% Floor	5.75%	10/02/25	751,118
1,488,750	Hamilton Projects Acquiror LLC, Term Loan, 1 Mo. LIBOR + 4.75%, 1.00% Floor	5.75%	06/26/27	1,486,889
490,013	HCA, Inc., Term Loan B12, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	03/13/25	489,552
472,085	HCA, Inc., Term Loan B13, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	03/18/26	471,953
1,443,008	Level 3 Financing, Inc., Tranche B 2027 Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%	03/01/27	1,426,168
987,500	Lumen Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	2.34%	03/15/27	978,000
1,250,000	Mileage Plus Holdings LLC, Initial Term Loan, 1 Mo. LIBOR + 5.25%, 1.00% Floor	6.25%	06/20/27	1,333,125
2,620,200	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	3.50%	06/23/25	2,597,273
750,000	Sinclair Television Group, Inc., Term Loan B3, 1 Mo. LIBOR + 3.00%, 0.00% Floor	3.12%	04/01/28	746,250
250,000	Solenis International LLC, Term Loan B, 3 Mo. LIBOR + 8.50%, 0.00% Floor	8.64%	06/26/26	249,125
650,000	Tecta America Corp., Term Loan, 1 Mo. LIBOR + 4.25%, 0.75% Floor	5.00%	04/09/28	647,563
1,350,000	Telenet Financing USD LLC, Term Loan AR, 6 Mo. LIBOR + 2.00%, 0.00% Floor	2.10%	04/30/28	1,333,462
592,515	Terrier Media Buyer, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	3.61%	12/17/26	589,552
500,000	USIC Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	05/14/28	498,750
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2021 (Unaudited)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$1,428,916	Vistra Operations Co., LLC, 2018 Incremental Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor	1.84%-1.85%	12/31/25	$1,420,586
				28,358,275
	Total Senior Floating-Rate Loan Interests			28,853,522
	(Cost $28,699,998)
Total Investments – 124.0%	110,784,142
(Cost $100,091,692) (h)
Outstanding Loan – (32.7)%	(29,250,000)
Net Other Assets and Liabilities – 8.7%	7,809,991
Net Assets – 100.0%	$89,344,133

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(g)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(h)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,784,751 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $92,301. The net unrealized appreciation was $10,692,450.

LIBOR	London Interbank Offered Rate
MXN	Mexican Peso

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 73,151,966	$ 73,151,966	$ —	$ —
Master Limited Partnerships*	8,778,654	8,778,654	—	—
Senior Floating-Rate Loan Interests*	28,853,522	—	28,853,522	—
Total Investments	$ 110,784,142	$ 81,930,620	$ 28,853,522	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $100,091,692)	$ 110,784,142
Cash	7,997,256
Foreign currency (Cost $32)	32
Receivables:
Dividends	735,810
Dividend reclaims	188,688
Interest	119,620
Prepaid expenses	17,553
Total Assets	119,843,101
LIABILITIES:
Outstanding loan	29,250,000
Payables:
Investment securities purchased	500,000
Investment advisory fees (includes Sub-Advisory fees of $176,196)	293,659
Withholding tax	289,944
Audit and tax fees	53,090
Custodian fees	37,543
Interest and fees on loan	33,361
Shareholder reporting fees	12,256
Administrative fees	11,140
Legal fees	8,240
Transfer agent fees	6,038
Trustees’ fees and expenses	2,667
Financial reporting fees	771
Other liabilities	259
Total Liabilities	30,498,968
NET ASSETS	$89,344,133
NET ASSETS consist of:
Paid-in capital	$ 135,431,765
Par value	85,474
Accumulated distributable earnings (loss)	(46,173,106)
NET ASSETS	$89,344,133
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.45
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2021 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $353,717)	$ 2,684,019
Interest	548,926
Other	69,443
Total investment income	3,302,388
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $343,382)	572,304
Interest and fees on loan	188,794
Administrative fees	52,429
Audit and tax fees	43,950
Shareholder reporting fees	24,896
Transfer agent fees	17,883
Custodian fees	9,056
Listing expense	8,595
Trustees’ fees and expenses	7,799
Legal fees	7,331
Financial reporting fees	4,625
Other	8,010
Total expenses	945,672
NET INVESTMENT INCOME (LOSS)	2,356,716
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	451,552
Foreign currency transactions	(36,226)
Net realized gain (loss)	415,326
Net change in unrealized appreciation (depreciation) on:
Investments	8,900,751
Foreign currency translation	(12,003)
Net change in unrealized appreciation (depreciation)	8,888,748
NET REALIZED AND UNREALIZED GAIN (LOSS)	9,304,074
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 11,660,790

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2021 (Unaudited)	Year Ended 11/30/2020
OPERATIONS:
Net investment income (loss)	$ 2,356,716	$ 6,620,529
Net realized gain (loss)	415,326	(7,446,557)
Net change in unrealized appreciation (depreciation)	8,888,748	(5,492,565)
Net increase (decrease) in net assets resulting from operations	11,660,790	(6,318,593)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,418,977)	(7,265,326)
Total increase (decrease) in net assets	8,241,813	(13,583,919)
NET ASSETS:
Beginning of period	81,102,320	94,686,239
End of period	$ 89,344,133	$ 81,102,320
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$11,660,790
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(84,046,009)
Sales, maturities and paydown of investments	81,596,661
Return of capital received from investment in MLPs	374,318
Net amortization/accretion of premiums/discounts on investments	(20,774)
Net realized gain/loss on investments	(451,552)
Net change in unrealized appreciation/depreciation on investments	(8,900,751)
Changes in assets and liabilities:
Increase in interest receivable	(18,079)
Decrease in dividend reclaims receivable	128,367
Increase in dividends receivable	(442,528)
Increase in prepaid expenses	(14,632)
Increase in interest and fees payable on loan	2,749
Increase in investment advisory fees payable	29,866
Decrease in audit and tax fees payable	(18,803)
Increase in legal fees payable	5,863
Decrease in shareholder reporting fees payable	(4,260)
Increase in administrative fees payable	1,478
Increase in custodian fees payable	9,056
Increase in transfer agent fees payable	3,330
Increase in trustees’ fees and expenses payable	70
Increase in other liabilities payable	227
Increase in withholding tax payable	35,638
Cash used in operating activities		$(68,975)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,128,465)
Proceeds from borrowing	2,200,000
Cash used in financing activities		(2,928,465)
Decrease in cash and foreign currency (a)		(2,997,440)
Cash and foreign currency at beginning of period		10,994,728
Cash and foreign currency at end of period		$7,997,288
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$186,045

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($12,003).

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2021 (Unaudited)	Year Ended November 30,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 9.49	$ 11.08	$ 10.77	$ 13.34	$ 12.67	$ 13.51
Income from investment operations:
Net investment income (loss)	0.28	0.77	0.85	1.10	1.18	1.13
Net realized and unrealized gain (loss)	1.08	(1.51)	0.51	(2.47)	0.69	(0.77)
Total from investment operations	1.36	(0.74)	1.36	(1.37)	1.87	0.36
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.85)	(0.45)	(0.94)	(1.13)	(1.02)
Return of capital	—	—	(0.60)	(0.26)	(0.07)	(0.18)
Total distributions paid to Common Shareholders	(0.40)	(0.85)	(1.05)	(1.20)	(1.20)	(1.20)
Common Share repurchases	—	—	—	—	0.00 (a)	—
Net asset value, end of period	$10.45	$9.49	$11.08	$10.77	$13.34	$12.67
Market value, end of period	$10.00	$8.20	$10.21	$10.41	$12.84	$11.08
Total return based on net asset value (b)	14.77%	(5.54)%	13.75%	(10.29)%	15.39%	3.73%
Total return based on market value (b)	27.11%	(11.42)%	8.44%	(9.91)%	27.00%	(0.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 89,344	$ 81,102	$ 94,686	$ 92,096	$ 113,872	$ 108,269
Ratio of total expenses to average net assets	2.21% (c)	2.50%	3.15%	3.04%	2.61%	2.32%
Ratio of total expenses to average net assets excluding interest expense	1.77% (c)	1.85%	1.80%	1.79%	1.72%	1.73%
Ratio of net investment income (loss) to average net assets	5.52% (c)	7.85%	7.57%	9.16%	8.66%	8.37%
Portfolio turnover rate	74%	209%	153%	216%	181%	199%
Indebtedness:
Total loan outstanding (in 000’s)	$ 29,250	$ 27,050	$ 38,100	$ 39,200	$ 42,500	$ 42,500
Asset coverage per $1,000 of indebtedness (d)	$ 4,055	$ 3,998	$ 3,485	$ 3,349	$ 3,679	$ 3,547

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
For the six months ended May 31, 2021, distributions of $374,318 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded loan commitments as of May 31, 2021.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2020, was as follows:
Distributions paid from:
Ordinary income	$5,555,838
Capital gains	—
Return of capital	—

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
As of November 30, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$570,695
Undistributed capital gains	—
Total undistributed earnings	570,695
Accumulated capital and other losses	(53,058,275)
Net unrealized appreciation (depreciation)	(217,851)
Total accumulated earnings (losses)	(52,705,431)
Other	(1,709,488)
Paid-in capital	135,517,239
Total net assets	$81,102,320
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2020, the Fund had $52,594,304 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2020, the Fund elected to defer qualified late year capital losses of $463,971.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of May 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2021, were $79,584,741 and $81,596,661, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2021, the daily average amount outstanding under the BNP Paribas Facility was $29,165,385. As of May 31, 2021, the Fund had outstanding borrowings of $29,250,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2021, were 1.01% and 0.94%, respectively, and the weighted average interest rate was 0.97%. The interest rate at May 31, 2021, was 0.94%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as the Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 4,951,666 and the number of votes withheld was 1,040,955. The number of votes cast in favor of Mr. Kadlec was 4,913,824 and the number of votes withheld was 1,078,797. James A. Bowen, Niel B. Nielson, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 caused significant volatility and declines in global financial markets, which caused losses for investors. The COVID-19 pandemic may last for an extended period of time and continue to impact the economy for the foreseeable future.
MLP Risk. As a result of the Fund’s exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2021 (Unaudited)
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on December 31, 2020. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106-2354
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable

(b)	Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 3, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 3, 2021

* Print the name and title of each signing officer under his or her signature.